Dear Fellow Shareholders:

   Performance Review: On a long-term basis, as of March 31, 2005, your Fund had a three-year cumulative total return of 20.3%. In comparison, the S&P Utilities Index had a total return during that period of 12.1%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 13.9%.

   Your Fund had a total return (market price change plus income) of -8.4% for the quarter ended March 31, 2005. In comparison, the S&P Utilities Index had a total return of 5.4%. A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 4.1%.

   During the first quarter of 2005, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.27% common stock dividend yield based on the March 31, 2005 closing price of $10.73 per share. That yield compares favorably with the quarter-end yields of 3.13% on the Dow Jones Utility Index and 3.38% on the S&P Utilities Index. Please see the Board of Directors meeting section below for more information.

   There are a number of reasons why your Fund was unable to produce a positive total return during the first quarter of 2005. As you know, the primary objective of your Fund is current income. For this reason, your Fund managers seek to invest in companies that have the ability to consistently pay and grow their dividends. During the month of March, the utility stocks that performed best were companies that are recovering from previous strategic or financial missteps and currently pay smaller or no dividends, and companies that are benefiting from temporary, volatile commodity price increases, which alone does not increase their prospect for consistently paying and growing dividends in the future. Your Fund was not invested in those companies and, as a result, underperformed the utilities sector indexes.

   A further reason for your Fund's lower returns during March was the result of selling pressure on Fund shares over a two day period. Three close but different levels of stop loss orders created the pressure. A stop loss order is an instruction by an investor to a broker to sell a stock when a certain price is reached. Sequential stop loss orders can be triggered in a short time on a relatively small initial decline in price. The small steps of repeated orders resulted in a significant decline in the Fund's stock price unrelated to the price of the utility indexes or their component companies.

   As part of the review of our investment process, each year Fund analysts prepare industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the utility and REIT industries' operating and financial performance. Following are highlights from those reviews.

   Telecommunications--Adapting to Changing Industry Conditions: Two key growth areas for the telecommunications industry, wireless telephony and broadband services, have been and will continue to be important to telecom companies around the world. Wireless penetration rates are high in many developed countries, but the United States lags, indicating there is still plenty of room for growth in the domestic wireless sector. Outside the U.S., the growth story is less about increasing subscribers and more about increasing usage, which is significantly less than in the U.S. Further, wireless data use is in its infancy in the U.S. and should add a second leg to the growth story.

   Broadband is also a major focus of telecom companies globally. In the U.S., telecom company digital subscriber lines (DSL) have more than doubled in two years. Bundling (the attractive pricing of several services to a single customer) broadband together with local telephone service is helping to drive this growth. Bundling is also important because it helps retain customers and increases the average revenue per customer. Longer term, retaining broadband customers is key because they are the ones most likely to take new services, such as video, from telecom companies when such services are offered in the next year or two.

   Globally, the traditional consumer wireline telephone business remains under competitive pressure. The pressure began a few years ago with a Federal Communications Commission (FCC) ruling that allowed competitors to resell the incumbent Bell companies' own lines at big discounts. Recent court rulings and regulatory changes have reduced that threat. However, substitution of wirelines with wireless and voice over Internet protocol (VoIP) is emerging as important competition for the Bells. At present, there are fewer than one million VoIP customers in the U.S., but cable companies are beginning to offer VoIP products and will no doubt take customers from the Bells in the coming years. However, the fact that the Bells are in most cases the leading wireless providers and are rapidly growing their broadband base will partly offset the impact of pressure from cable companies.

   While all had been quiet on the communications mergers and acquisition front for a few years, consolidation definitely has made a comeback. We believe consolidation is good for the wireless industry, as it should lead to more stable pricing, better margins, and less capital spending on what would otherwise be duplicate networks. Likewise, consolidation is needed in the long distance business. We have questioned for some time the viability of the long distance companies on a stand-alone basis. The primary reasons for the mergers and acquisitions include network synergies, significant cost savings, migration of voice to an Internet data network, and increased wireless spending by business enterprises. Hopefully, consolidation will also result in less price pressure and more stability in what has been a very volatile market.

   Despite the competitive challenges to the traditional telecommunication service providers, cash generation remains robust. Shareholders have benefited in the form of increasing dividends, a trend we expect to continue. For DNP shareholders, investment in these companies provides value through dividend income and the growth of that income. Therefore, we anticipate continued participation in incumbent telecom companies around the world.

   Electric Utilities--Dividend Growth is Back: During 2004 and into 2005, the electric utility industry has been dominated by news of rising interest rates and increasing commodity prices. On the surface, rising rates and high commodity prices might give utility investors reason for caution. However, the "measured pace" of interest rate increases by the Federal Reserve, and favorable business positions of many companies have provided comfort to utility investors and shifted their focus to the improving industry fundamentals.

   Many electric companies have not been materially impacted by higher commodity prices. Long-term contracts, hedging activities, and state regulated cost recovery programs have enabled some companies to neutralize the impact of higher coal and gas costs. Companies affected the most by high commodity prices have been those with newly constructed non-regulated gas-fired plants. These plants have been uneconomic because high gas costs offset the potential financial benefits of higher electricity prices. However, several companies with uncommitted output from low cost nuclear and coal plants have been able to benefit financially from the higher level of electricity prices. We expect the high commodity price environment to persist in 2005.

   Congress failed to pass comprehensive energy legislation in 2004. But the electric component of the energy bill is still alive and there is some possibility for legislation in 2005. We believe that the bill would spur much needed investment in the electric transmission system and lead to improved system reliability.

   Important for investors, 2004 was the year that utility managements' "back to basics" strategies literally began to pay dividends. In general, management focus was, and continues to be, on core-regulated operations. With non-core and frequently less profitable activities minimized, only modest ongoing levels of construction spending planned, and generally positive regulatory decisions for rate increases received, many companies chose to return excess cash to investors. During 2004, common stock dividend rates were significantly increased. In fact, more than ten companies implemented double digit dividend increases, and three companies actually increased their dividends twice during the year. We will continue to position our electric holdings to take advantage of the improved dividend environment.

   Natural Gas Utilities--Price and Supply Remain Issues: The price of natural gas and concerns about the ability of natural gas supply to meet increasing demand dominated industry headlines in 2004. For the near- to medium-term, we believe natural gas prices are likely to remain high, and could be quite volatile, as production from existing wells wanes and additional supply is more difficult (and expensive) to come by. Over the long-term, new supply sources will develop, such as expanded and new liquefied natural gas (LNG) facilities. By first converting natural gas to a liquid for transportation, and then converting the liquid back to a gas, LNG plants make the importation of natural gas from other countries economic. Expansions of existing facilities will start to come on line in the next year or two, but new LNG facilities will take much longer to become operational. In the meantime, technological changes may allow more gas to be recovered from existing sources, unconventional supplies may be developed, and new geographic areas may be opened for exploration.

   Over the past several years, local gas distribution companies have faced many of the same challenges as companies in other industries - higher expenses from pensions, health-related benefits, insurance, and security. Managements have done a good job of controlling the costs that they are able to control. Still, there has been pressure on margins because of the overhead that managements could not influence. Consequently, we expect to see more regulatory rate cases filed this year as companies seek recovery of the higher expenses they have been absorbing. We believe state regulators are well aware of the issues facing local gas utilities and will be fair in allowing rates to reflect the additional cost burdens.

   The stock performance of local gas distribution utilities was not uniform in 2004. In general, the stock prices of the lowest yielding companies did better than higher yielding companies. Relative performance can be a cyclical phenomenon, and in this case the companies with lower yields tended to have greater commodity price exposure and, in a rising and volatile price environment, benefited the most. Given the Fund's income objective, we believe that it is appropriate to maintain our emphasis on low-risk companies with steady growth rates that can sustain or grow their dividends annually.

   REITs--Diversification and Yield: 2004 was the eleventh year REITs have been in your Fund. REITs are used to complement Fund utility equities because REIT yields are among the highest in the equity market and historically have been secure. The National Association of Real Estate Investment Trusts (NAREIT) Equity Index finished last year with a yield of 4.7%. Over the long-term, the majority of the return from the NAREIT Equity Index has been generated from income. We believe this trend will continue in the future.

   REITs provide an opportunity to diversify the Fund's portfolio and reduce risk. Studies reported by Ibbotson Associates indicate that REITs provide meaningful diversification benefits to portfolios. Because REIT total returns have historically behaved differently than the returns of large stocks, small stocks, international stocks, and long-term government bonds, total portfolio return is smoothed and risk reduced with the inclusion of REITs.

   Your Fund's REIT holdings are diversified among the 13 different property sectors that make up the REIT sector. At any given time some property types may demonstrate absolute or relative operating strength while others demonstrate absolute or relative weakness. In 2005 we are seeing a continued strengthening of fundamentals in more cyclical property sectors such as lodging, industrial, office, apartments, and self-storage. While these sectors typically benefit from an improving economy, some sectors, such as lodging and industrial, can benefit from increased business activity without significant job growth. In addition to the improvement we are seeing in the more cyclical property sectors, the strength in regional malls and shopping centers continues. Your Fund managers anticipate that REITs will continue to add value to the portfolio over the long-term.

   Annual Meeting of Shareholders: Claire V. Hansen retired as a director and chairman of your Fund at the annual meeting of shareholders on May 23, 2005. Mr. Hansen, who first began work with the former Duff & Phelps Corporation in 1959, is the Fund's founding chairman and has served as chairman and director of the Fund since it was first organized in 1986. The Fund expresses its deepest appreciation for Mr. Hansen's dedicated service and distinguished leadership over the past decades and wishes him well in his retirement.

   Also at that meeting Connie K. Duckworth and Carl F. Pollard were reelected as directors of the Fund. The retirement of Chairman Hansen and the renomination of only two directors reflect the Board's decision to reduce the size of the Board from nine to eight directors.

   Board of Directors Meeting: At the regular May 2005 Board of Directors' meeting, the Board elected Vice Chairman Francis E. Jeffries to be the new Board Chairman. Mr. Jeffries has been a director of the Fund since its inception in 1987. The Board also declared the following monthly dividends:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                          6.5        June 30    July 11
                          6.5        July 29    August 10
                          6.5        August 31  September 12

   The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January.

   At the February 2005 meeting, the Board reviewed the Fund's dividend policy and reaffirmed the current 6.5 cents per share per month dividend rate. Interest rates remain near 40-year lows despite recent Federal Reserve actions and utility common stock dividends are well below their long-term average. Since 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies by the Fund has lowered the Fund's portfolio turnover rate and transaction costs. Once the Fund utilizes all of its tax loss carryforwards and, in the absence of an increase in the yields available on Fund investments and/or realizable gains on Fund investments, the Fund's dividend distributions may include a portion of non-taxable return of capital in order to maintain the dividend rate.

   Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund's web site at the address noted below.

   Visit us on the Web--You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

   We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.


             /s/ Francis E. Jefferies   /s/ Nathan I. Partain
             Francis E. Jeffries, CFA   Nathan I. Partain, CFA
             Chairman                   President and Chief
                                        Executive Officer

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                March 31, 2005

COMMON STOCKS--92.8%

                                                                 Market
                                                                 Value
   Shares    Company                                            (Note 1)
   --------- -------                                         ---------------

             [_] ELECTRIC--56.7%

   1,201,000 Ameren Corp.................................... $    58,861,010
   1,710,244 Cinergy Corp...................................      69,299,087
     800,000 Consolidated Edison Inc........................      33,744,000
   1,163,650 Dominion Resources Inc.........................      86,610,470
   1,000,000 DTE Energy Co..................................      45,480,000
   1,100,000 Energy East Corp...............................      28,842,000
   1,750,000 Exelon Corp....................................      80,307,500
   1,700,000 FirstEnergy Corp...............................      71,315,000
   1,965,000 FPL Group Inc..................................      78,894,750
   1,080,000 Iberdrola S.A. (Spain).........................      28,325,089
     215,000 National Grid Transco PLC ADR..................      10,051,250
     770,000 National Grid Transco PLC (United Kingdom).....       7,133,092
   1,200,000 NiSource Inc...................................      27,348,000
   1,118,600 NSTAR..........................................      60,739,980
   1,000,000 OGE Energy Corp................................      26,950,000
     990,000 Pinnacle West Capital Corp.....................      42,084,900
     600,000 PPL Corp.......................................      32,394,000
   1,375,000 Progress Energy Inc............................      57,681,250
   1,000,000 Scottish & Southern Energy ADR.................      16,656,900
     850,000 Scottish & Southern Energy PLC (United Kingdom)      14,174,349
     368,700 Scottish Power PLC ADR.........................      11,503,440
   2,000,000 Southern Co....................................      63,660,000
   1,500,000 Vectren Corp...................................      39,960,000
     581,000 WPS Resources Corp.............................      30,746,520
   2,999,304 Xcel Energy Inc................................      51,528,043
                                                             ---------------
                                                               1,074,290,630

             [_] GAS--9.1%

   1,076,000 AGL Resources Inc..............................      37,584,680
   1,000,000 Atmos Energy Corp..............................      27,000,000
   1,000,000 Keyspan Corp...................................      38,970,000

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                            Market
                                                            Value
         Shares    Company                                 (Note 1)
         --------- -------                              ---------------
           900,000 Peoples Energy Corp................. $    37,728,000
         1,000,000 WGL Holdings Inc....................      30,960,000
                                                        ---------------
                                                            172,242,680

                   [_] TELECOMMUNICATION--16.7%

         1,600,000 BCE Inc.............................      39,984,000
           246,114 Belgacom S.A........................      10,203,599
           565,000 BT Group PLC ADR....................      22,001,100
         1,529,200 BellSouth Corp......................      40,202,668
         1,250,000 Chunghwa Telecom Co. Ltd............      26,487,500
         2,000,000 Citizens Communications Co..........      25,880,000
         1,392,230 SBC Communications, Inc.............      32,981,929
           700,000 TDC A/S.............................      14,693,000
           856,250 Telecom Corp of New Zealand Ltd. ADR      29,686,187
         1,068,400 Telstra Corp. Ltd. ADR..............      21,026,112
         1,519,000 Verizon Communications Inc..........      53,924,500
                                                        ---------------
                                                            317,070,595

                   [_] NON-UTILITY--10.3%

            48,704 Alexandria Real Estate Equities Inc.       3,135,564
            60,158 AMB Property Corp...................       2,273,972
           242,322 Archstone Smith Trust...............       8,265,604
            63,414 Arden Realty Inc....................       2,146,564
            15,111 AvalonBay Communities Inc...........       1,010,775
           158,338 Boston Properties Inc...............       9,536,698
            64,913 Camden Property Trust...............       3,052,858
            71,743 CBL & Associates Properties Inc.....       5,130,342
           272,600 CenterPoint Properties Trust........      11,176,600
           249,869 Corporate Office Properties Trust...       6,616,531
           217,639 Developers Diversified Realty Corp..       8,651,150
            69,404 Equity Office Properties Trust......       2,091,143
           236,780 Equity Residential..................       7,626,684
            51,194 Essex Property Trust Inc............       3,537,505
            42,800 Extra Space Storage Inc.............         577,800
           290,312 General Growth Properties Inc.......       9,899,639

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                               Market
                                                               Value
      Shares    Company                                       (Note 1)
      --------- -------                                    ---------------
          5,320 Health Care Property Investors Inc........ $       124,860
         61,220 Health Care REIT Inc......................       1,959,040
         51,016 Healthcare Realty Trust Inc...............       1,859,023
         49,493 Home Properties Inc.......................       1,920,328
         66,018 Hospitality Properties Trust..............       2,665,807
        165,000 Host Marriott Corp........................       2,732,400
         75,274 Kilroy Realty Corp........................       3,079,459
         88,518 Kimco Realty Corp.........................       4,771,120
         91,260 LaSalle Hotel Properties..................       2,651,103
        147,356 The Macerich Co...........................       7,851,128
         40,000 Maguire Properties Inc....................         955,200
        108,227 Pan Pacific Retail Properties Inc.........       6,141,882
        237,632 ProLogis..................................       8,816,147
         74,128 Public Storage, Inc.......................       4,220,848
         88,302 Realty Income Corp........................       2,020,350
        141,335 Reckson Associates Realty Corp............       4,338,985
         99,011 Regency Centers Corp......................       4,715,894
         52,600 Shurgard Storage Centers Inc. Class A.....       2,155,548
        241,021 Simon Property Group Inc..................      14,601,052
        149,051 SL Green Realty Corp......................       8,379,647
        112,720 Starwood Hotels & Resorts Worldwide, Inc..       6,766,582
        152,033 Sunstone Hotel Investors Inc..............       3,261,108
        106,715 United Dominion Realty Trust Inc..........       2,227,142
        143,599 Vornado Realty Trust......................       9,947,103
        102,077 Weingarten Realty Investors...............       3,522,677
                                                           ---------------
                                                               196,413,862
                                                           ---------------
                Total Common Stocks (Cost--$1,530,159,902)   1,760,017,767
                                                           ---------------

      PREFERRED STOCKS--12.9%

                [_] UTILITY--12.9%

        200,000 Alltel Corp. 7 3/4% due 5/17/05...........      10,098,000
        750,000 Ameren Corp. 9 3/4% due 5/15/05...........      20,115,000
      1,200,000 Centurytel Inc. 6 7/8% due 5/15/05........      30,180,000

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                               Market
                                                               Value
     Shares    Company                                        (Note 1)
     --------- -------                                     ---------------
       986,700 DTE Energy Co. 8 3/4% due 8/16/05.......... $    25,062,180
     1,200,000 Great Plains Energy Inc. 8% due 2/16/07....      32,616,000
       412,000 Keyspan Corp. 8 3/4% due 5/16/05...........      20,843,080
       775,000 Oneok Inc. 8 1/2% due 2/16/06..............      29,225,250
       500,000 Sempra Energy 8 1/2% due 5/17/05...........      16,530,000
       172,700 Southern Union Co. 5 3/4% due 8/16/06......      12,879,966
       400,000 TXU Corp. 8 3/4% due 11/16/05..............      14,752,000
       500,000 TXU Corp. 8 1/8% due 5/16/06...............      32,800,000
                                                           ---------------
               Total Preferred Stocks (Cost--$211,563,249)     245,101,476
                                                           ---------------


BONDS--33.8%
                                                      Ratings
                                             --------------------------
                                                               Standard   Market
                                                                 and      Value
Par Value                                      Fitch   Moody's  Poor's   (Note 1)
----------- -                                --------- ------- -------- -----------

            [_] ELECTRIC--11.8%

$18,050,000 Comed Financing II
            8 1/2%, due 1/15/27............. Not Rated  Baa2     BBB    $19,781,248
  7,500,000 Commonwealth Edison Co.
            9 7/8%, due 6/15/20............. A-         A3       A-       7,758,330
 24,000,000 Dominion Resources Capital Trust
            7.83%, due 12/01/27............. BBB        Baa2     BBB-    26,211,672
 14,900,000 El Paso Electric Co.
            8.90%, due 2/01/06.............. Not Rated  Baa2     BBB     15,479,476
  5,000,000 El Paso Electric Co., Series E
            9.40%, due 5/01/11.............. Not Rated  Baa2     BBB      5,440,230
  9,431,000 FPL Group Capital Inc.
            7 5/8%, due 9/15/06............. A-         A2       A-       9,902,069
 17,500,000 Illinois Power Co.
            7 1/2%, due 8/15/09............. BBB        Baa1     A-      19,378,380
 15,825,000 Niagara Mohawk Power Corp.
            8 7/8%, due 5/15/07............. Not Rated  Baa1     A-      17,256,925

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                    Ratings
                                           --------------------------
                                                             Standard
                                                               and     Market Value
Par Value                                    Fitch   Moody's  Poor's     (Note 1)
----------- -                              --------- ------- -------- ---------------
$ 9,000,000 PSEG Power LLC
            8 5/8%, due 4/15/31........... BBB        Baa1     BBB    $    11,987,595
 22,750,000 Puget Capital Trust
            8.231%, due 6/01/27........... Not Rated  Ba1      BB          22,248,226
 12,915,000 Sempra Energy
            7.95%, due 3/1/10............. A          Baa1     BBB+        14,552,841
  9,353,000 Southern California Edison Co.
            8%, due 2/15/07............... BBB+       A3       BBB          9,963,480
 13,000,000 Southern Co. Capital Trust II
            8.14%, due 2/15/27............ Not Rated  Baa1     BBB+        13,825,942
 11,750,000 Virginia Electric & Power Co.
            8 5/8%, due 10/01/24.......... A-         A2       A-          12,240,128
 17,700,000 Virginia Electric & Power Co.
            8 1/4%, due 3/01/25........... A-         A2       A-          18,366,440
                                                                      ---------------
                                                                          224,392,982

            [_] GAS--3.8%

  5,000,000 KN Energy Inc.
            7 1/4%, due 3/01/28........... BBB        Baa2     BBB          5,676,605
  7,000,000 Keyspan Corp.
            7 5/8%, due 11/15/10.......... A-         A3       A            7,998,732
 10,000,000 Northern Border Partners LP
            8 7/8%, due 6/15/10........... BBB+       Baa2     BBB         11,707,650
  6,488,000 Southern Union Co.
            7.60%, due 2/01/24............ BBB        Baa3     BBB          7,656,015
  8,850,000 Southern Union Co.
            8 1/4%, due 11/15/29.......... BBB        Baa3     BBB         11,269,546
 10,000,000 TE Products Pipeline Co.
            7.51%, due 1/15/28............ Not Rated  Baa3     BBB         10,604,110
 15,500,000 Trans-Canada Pipeline
            9 1/8%, due 4/20/06........... Not Rated  A3       BBB+        16,287,291
                                                                      ---------------
                                                                           71,199,949

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                     Ratings
                                              ----------------------
                                                            Standard
                                                              and     Market Value
Par Value                                     Fitch Moody's  Poor's     (Note 1)
----------- -                                 ----- ------- -------- ---------------

            [_] TELECOMMUNICATION--12.3%

$ 6,724,000 Alltel Corp.
            7 1/2% due 3/01/06............... A      A2       A      $     6,948,111
 15,200,000 AT&T Wireless Services Inc.
            7 1/2%, due 5/01/07.............. A      Baa2     A           16,169,942
  5,098,000 BellSouth Corp.
            7 3/4%, due 2/15/10.............. A      A2       A            5,744,839
 22,000,000 British Telecom PLC
            8 3/8%, due 12/15/10............. A      Baa1     A-          25,589,102
 15,000,000 Centurytel Inc.
            8 3/8%, due 10/15/10............. BBB+   Baa2     BBB+        17,030,565
 10,000,000 Centurytel Inc.
            6 7/8%, due 1/15/28.............. BBB+   Baa2     BBB+        10,343,150
  5,645,000 Comcast Cable Communications Inc.
            8 3/8%, due 5/01/07.............. BBB    Baa3     BBB          6,083,566
  7,361,000 Continental Cablevision Inc.
            9.50%, due 8/01/13............... BBB    Baa3     BBB          7,840,253
 10,000,000 France Telecom SA
            7.20%, due 3/01/06............... A-     Baa1     A-          10,311,690
 10,000,000 France Telecom SA
            7 3/4%, due 3/01/11.............. A-     Baa1     A-          11,456,040
 17,625,000 GTE Corp.
            7.90%, due 2/01/27............... A+     A3       A+          18,979,622
  5,000,000 GTE North Inc., Series C
            7 5/8%, due 5/15/26.............. A+     A1       A+           5,296,825
 10,000,000 Koninklijke KPN NV
            8.00%, due 10/01/10.............. BBB+   Baa1     A-          11,434,300
 10,000,000 Sprint Capital Corp.
            8 3/8%, due 3/05/12.............. BBB    Baa3     BBB-        11,702,750
 10,000,000 TCI Communications Inc.
            8 3/4%, due 8/01/15.............. BBB    Baa3     BBB         12,528,090
 11,500,000 Telefonica Europe BV
            7 3/4%, due 9/15/10.............. A      A3       A           13,060,355

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                     Ratings
                                            --------------------------
                                                              Standard
                                                                and     Market Value
Par Value                                     Fitch   Moody's  Poor's     (Note 1)
------------ -                              --------- ------- -------- ---------------
$ 10,500,000 Verizon Global Funding Corp.
             7 3/4%, due 12/01/30.......... A+         A2       A+     $    12,729,381
  20,000,000 Vodaphone Group PLC
             7 3/4%, due 2/15/10........... A          A2       A           22,611,600
   5,000,000 Vodaphone Group PLC
             7 7/8%, due 2/15/30........... A          A2       A            6,402,965
                                                                       ---------------
                                                                           232,263,146

             [_] NON-UTILITY--3.6%

 #25,000,000 Countrywide Home Loans Inc.
             3.133%, Series M, due 6/23/05. A          A3       A           25,002,350
   8,000,000 Dayton Hudson Corp.
             9 7/8%, due 7/01/20........... A+         A2       A+          11,743,200
  10,000,000 EOP Operating LP
             7 3/4%, due 11/15/07.......... BBB+       Baa2     BBB+        10,767,290
 #20,000,000 Stanfield Victoria Funding LLC
             2.955%, due 6/01/05........... Not Rated  Aaa      AAA         20,002,340
                                                                       ---------------
                                                                            67,515,180
                                                                       ---------------
             Total Bonds (Cost--$593,683,542).........................     595,371,257
                                                                       ---------------

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                                                           Market
Par Value/                                                                                 Value
Shares                                                                                    (Note 1)
------------                                                                          ----------------

U.S. TREASURY OBLIGATION--0.1%

$  2,000,000 U.S. Treasury Bond
             10 3/4%, due 8/15/05.................................................... $      2,058,752
                                                                                      ----------------
             Total U.S. Treasury Obligation (Cost--$2,394,375).......................        2,058,752
                                                                                      ----------------

MONEY MARKET INSTRUMENTS--25.0%

    # 39,103 AIM STIC Liquid Assets Portfolio........................................           39,103
 #50,000,000 Bear Stearns Inc. Master Note
             3.025%, due 4/01/05.....................................................       50,000,000
 #15,000,000 Chesham Finance LLC
             2.90%, due 4/01/05......................................................       15,000,000
 #25,000,000 Chesham Finance LLC
             2.805%, due 8/31/05.....................................................       25,000,000
 #10,000,000 Credit Suisse First Boston LLC Repurchase Agreement
             2.925%, dated 3/31/05, due 4/01/05, with a repurchase price of
             $10,000,813 and collateralized by
             $3,097,439 Continental Airlines Inc. 7 7/8% ABS due 7/02/18;
             $160,075 Continental Airlines Inc. 6.795% ABS due 8/02/18;
             $1,237,697 Continental Airlines Inc. 8.307% ABS due 4/02/18;
             $3,448,323 RAMP 2002-RS1 MII3 5.05% ABS due 1/25/32;
             $1,178,017 RASC 2001-KS2 MI3 7.798% ABS due 6/25/31;
             and $1,081,257 RASC 2001-KS3 MI3 7.01% ABS due 9/25/31..................       10,000,000
 #50,000,000 Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement
             2.925%, dated 3/31/05, due 4/01/05, with a repurchase price of
             $50,004,063 and collateralized by
             $24,613,865 Bank One Capital IV 4.41% Floating Rate Note due 9/01/30 and
             $26,386,305 Credit Suisse First Boston Inc. 5 3/4% Fixed Rate Note due
             4/15/07.................................................................       50,000,000
 #50,000,000 Goldman Sachs & Co. Repurchase Agreement,
             2.945%, dated 3/31/05, due 4/01/05, with a repurchase price of
             $50,004,090 and collateralized by
             $51,000,001 MLMT 2004-KEY2 A4 4.864% CMO due 8/12/39....................       50,000,000

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                                                  Market
Par Value/                                                                        Value
Shares                                                                           (Note 1)
-------------                                                                ----------------
#$ 50,000,000 Greenwich Capital Markets Inc. Repurchase Agreement,
              2.955%, dated 3/31/05, due 4/01/05, with a repurchase price of
              $50,004,104 and collateralized by
              $24,346,351 ARSI 2004-W11 M4 3.70% ABS due 11/25/34;
              $6,020,459 FFML 2005-FF1 M1 3.34% ABS due 12/25/34;
              $4,633,069 MARM 2005-1 B1 5.206% CMO due 3/25/35;
              $5,032,626 SAIL 2003-BC2 M1 3.77% ABS due 4/25/33;
              $7,981,291 SAIL 2004-7 M2 3.60% CMO due 8/25/34;
              $2,965,274 TMST 2003-4 M1 3 1/2% CMO due 9/25/43;
              and $24,305 WAMU 2004-AR3 B1 4.191% CMO due 6/25/34........... $     50,000,000
  #18,481,701 Janus Institutional Cash Reserves Fund........................       18,481,701
  #10,000,000 Lehman Brothers Inc. Repurchase Agreement,
              2.925%, dated 3/31/05, due 4/01/05, with a repurchase price of
              $10,00,813 and collateralized by
              $567,641 Continental Airlines Inc. 7.707% ABS due 4/02/21;
              $784,205 Continental Airlines Inc. 6.703% ABS due 6/15/21;
              $5,787 LBUBS 2002-C4 A1 3.268% CMO due 9/15/26;
              $3,861,536 LABMH 2001-B M1 6.63% ABS due 3/15/28;
              $4,080,969 MSAC 2004-HE2 B3 6.35% ABS due 3/25/34;
              and $898,856 PHMS 1993-23 A9 6 1/2% CMO due 7/25/08...........       10,000,000

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                                                  Market
Par Value/                                                                        Value
Shares                                                                           (Note 1)
-------------                                                                ----------------
#$ 50,000,000 Merrill Lynch Government Securities Inc. Repurchase Agreement,
              2.955%, dated 3/31/05, due 4/01/05, with a repurchase price of
              $50,004,104 and collateralized by
              $2,149,576 ARMT 2004-5 CB4 5.063% CMO due 4/25/35;
              $1,927,937 BSCMS 2004-PWR6 G 5.476% 144A CMO due 11/11/41;
              $5,016,514 CWL 2005-1 MV7 4.10% ABS due 7/25/35;
              $2,903,783 CGCMT 2004-C2 F 5.211% 144A CMO due 10/15/41;
              $2,500,989 FMIC 2005-1 M7 4.10% ABS due 3/25/35;
              $2,537,902 HEAT 2004-8 B3 5.95% ABS due 3/25/35;
              $3,010,695 HEAT 2005-1 B2 5.10% ABS due 5/25/35;
              $3,985,597 IXIS 2005-HE1 B2 4.18% ABS due due 6/25/35;
              $687,586 IMM 2004-4 2B 5.35% CMO due 9/25/34;
              $4,173,007 INDX 2005-AR4 B3 4.55% CMO due 3/25/35;
              $5,007,311 JPMCC 2004-CB9 F 5.473% 144A CMO due 6/12/41;
              $2,044,478 LBMLT 2004-4 M11 5.85% ABS due 10/25/34;
              $80,785 MSC 1998-HF1 E 7.025% CMO due 3/15/30;
              $3,339,986 MSC 2004-IQ7 E 5.434% 144A CMO due 6/15/38;
              $4,431,377 MSM 2004-11AR 1B3 4.75% CMO due 1/25/35;
              $500,313 RAMP 2004-RZ3 MII4 4.70% ABS due 9/25/34;
              $1,171,230 SARM 2004-18 B7 5.60% CMO due 12/25/34;
              $2,196,689 SASC 2005-S1 M8 4.80% CMO due 3/25/35; and
              $4,836,301 SAMI 2004-AR6 B3 4.35% CMO due 2/19/35............. $     50,000,000
  #46,000,000 Morgan Stanley & Co., Inc. Repurchase Agreement,
              2.925%, dated 3/31/05, due 4/01/05, with a repurchase price of
              $46,003,738 and collateralized by
              $5,224,589 AQNIM 2003-N9A NOTE 7.385% 144A ABS due 10/25/33;
              $1,319,766 ARNIM 2003-N5 A 6.65% 144A ABS due 2/25/34;
              $2,399,292 ARNIM 2004-WN8 B 6.00% 144A ABS due 7/25/34;
              $88,004 BSCMS 2004-BA5A A1 2.94% 144A CMO due 9/15/19;
              $28,404,840 COMT 2000-3 C 7.90% 144A ABS due 10/15/10;
              $1,319,971 ABSN 2004-HE2 A1 6.75% 144A ABS due 4/25/34;
              $4,368,908 LBMLT 2002-2 M4A 5.10% CMO due 7/25/32;
              $896,427 MSAC 2001-WF1 B1 5.20% ABS due 9/25/31;
              and $2,898,204 SHARP 2003-6HEN N 7.25% 144A ABS due 11/25/33..       46,000,000

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005

                                                                                             Market
Par Value/                                                                                   Value
Shares                                                                                      (Note 1)
------------------                                                                      ----------------
#$ 50,000,000        Nomura Securities International Inc. Repurchase Agreement,
                     2.925%, dated 3/31/05, due 4/01/05, with a repurchase price of
                     $50,004,063 and collateralized by
                     $2,463,018 CWHL 2003-J3 1A2 4.60% CMO due 5/25/33;
                     $2,114,146 CCMSC 1997-1 C 7.37% CMO due 6/19/29;
                     $4,117,158 CMAT 1999-C1 B 7.23% CMO due 1/17/32;
                     $4,237,988 GSMPS 2004-4 1AS 3.484% 144A CMO due 6/25/34;
                     $4,047,703 RAST 2003-A7 A3 0.65% CMO due 7/25/33;
                     $1,932,911 LBUBS 2000-C5 A1 6.41% CMO due 12/15/19;
                     $1,314,997 MASTR 2003-7 4A36 4.25% CMO due 9/25/33;
                     $2,755,785 MASTR 2003-7 4A46 4.70% CMO due 9/25/33;
                     $2,286,860 MSSTR 2003-1 3A3 5.25% CMO due 2/25/33;
                     $3,095,843 RALI 2002-QS19 A3 5.15% CMO due 12/25/32;
                     $2,236,555 RALI 2003-QS15 A5 5 1/2% CMO due 8/25/33;
                     $4,292,423 RFMSI 2003-S12 1A2 6.00% CMO due 12/25/32;
                     $4,524,289 RFMSI 2003-S19 A11 4.15% CMO due 10/25/33;
                     $2,597,419 RFMSI 2004-S9 1A2 4.35% CMO due 12/25/34;
                     $2,627,848 SBM7 2003-UP2 PO2 0.00% CMO due 6/25/33;
                     $2,555,919 SASC 2003-8 2A13 4.65% CMO due 4/25/33;
                     and $3,699,138 WAMU 2003-S4 2A4 5 1/2% CMO due 6/25/33............ $     50,000,000
   #5,000,000        Pitney Bowes Inc.
                     2.85%, due 4/01/05................................................        5,000,000
  #25,000,000        Sigma Finance Inc.
                     2.88%, due 5/03/05................................................       25,000,000
  #20,000,000        Tango Finance Corp.
                     2.805%, due 5/06/05...............................................       20,000,000
                                                                                        ----------------
                     Total Money Market Instruments (Amortized Cost--$474,520,804).....      474,520,804
                                                                                        ----------------
                     Total Investments (Cost--$2,812,321,872).......................... $  3,077,070,056
                                                                                        ----------------
CASH AND OTHER ASSETS LESS LIABILITIES (36.0%).........................................     (681,468,862)
                                                                                        ----------------
REMARKETED PREFERRED STOCK
  ($.001 par value per share; 100,000,000 shares authorized and 5,000 shares issued and
  outstanding; liquidation preference $100,000 per share)..............................     (500,000,000)
                                                                                        ----------------
NET ASSETS APPLICABLE TO COMMON STOCK
  (equivalent to $8.54 per share of common stock based on 221,966,221 shares of common stock outstanding; authorized 250,000,000 shares).................................... $  1,895,601,194
                                                                                        ================

    The accompanying notes are an integral part of the financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                                March 31, 2005


#  This security was purchased with the cash proceeds from securities loans.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.
--------
(1)The market values for securities are determined as follows: Equity securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Fixed income securities and any other securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value.

(2)At December 31, 2004, the Fund's most recent fiscal tax year end, based on a tax cost of investments of $2,776,340,015, the Fund had gross unrealized appreciation of $365,962,302 and unrealized depreciation of $32,560,868.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Board of Directors

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

FRANCIS E. JEFFRIES, CFA
Chairman

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and Chief Investment Officer

JOYCE B. RIEGEL
Chief Compliance Officer

T. BROOKS BEITTEL, CFA
Senior Vice President
and Secretary

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President and Treasurer

DIANNA P. WENGLER
Assistant Vice President and Assistant Secretary
DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                     DNP Select
                                                               Income Fund Inc.

                                                           First Quarter Report

                                                              March 31, 2005
[Artwork]